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                                                                    Exhibit 23.6

                       Consent of F.S. (Sheridan) Garrison


     I hereby consent to the reference in the Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 of FedEx Corporation to my name as a person about to become a director of FedEx Corporation.



                                                         /s/ F.S. Garrison
                                                  ------------------------------
                                                             F.S. Garrison


December 13, 2000